PHOENIX SERIES FUND
                    PHOENIX-GOODWIN MONEY MARKET FUND CLASS C

                Supplement dated April 11, 2003 to Prospectus and
           Statement of Additional Information dated February 28, 2003

IMPORTANT NOTICE TO INVESTORS

         On April 7, 2003, the Board of Trustees of Phoenix Series Fund voted to direct the mandatory redemption of Class C Shares of the Phoenix-Goodwin Money Market Fund. The Trustees determined that liquidation is in the best interest of the Class C shareholders based upon consideration of the limited utilization of these shares by the investor community and the resulting expense of maintaining this class of shares. Effective April 17, 2003, Class C Shares of the Phoenix-Goodwin Money Market Fund will be closed to new investors and additional investor deposits.

         On or about May 23, 2003, this class of shares will be liquidated at its net asset value. Prior to such time, shareholders may exchange their Class C Shares of the Phoenix-Goodwin Money Market Fund for Class C Shares of any other Affiliated Phoenix Fund. An Affiliated Phoenix Fund includes any other mutual fund advised, subadvised or distributed by the Adviser or Distributor, provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Class C Share's liquidation on May 23, 2003.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


PXP 393/MMF-C  (4/03)